UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 9, 2012 (January 6, 2012)

MGT Capital Investments, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue – Suite 204
Harrison, NY  10528
 (Address of principal executive offices, including zip code)

914-630-7430
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (      see       General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 3, 2012, MGT Capital Investments, Inc. (the “Company”) was informed by NYSE Amex LLC (the “Exchange”) that the Company is not in compliance with Section 704 of the listing standards of the Exchange’s Company Guide (the “Listing Standards”) because of the Company’s failure to hold an annual meeting of its stockholders during 2011 for the fiscal year ended December 31, 2011.  The Company issued a press release (attached as Exhibit 99.1 hereto and incorporated herein by reference)(the “Press Release”) on January 9, 2012 disclosing this notification and its intent to address the Company’s failure to comply with Section 704 of the Listing Standards by holding the required stockholder’s meeting.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro forma Financial Information

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibit

Exhibit
No.	Description
99.1	Press Release dated January 9, 2012 entitled “MGT Capital Investments, Inc.: Failure to Satisfy a Continued Listing Rule Based on a Lack of Shareholder Meeting in 2011”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2012	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Robert Ladd
Name: Robert Ladd
Title: Interim President and CEO

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